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                                                                    EXHIBIT 23.1



                         CONSENT OF INDEPENDENT AUDITORS


The Board of Directors
Micro General Corporation:


We consent to the use of our reports included herein.


                                          /s/ KPMG Peat Marwick LLP


Los Angeles, California
July 27, 1998